UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2011

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:             (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Disclosure of Results of Operations and Financial Condition

On May 4, 2011 Regency issued an earnings release for the three months ended March 31, 2011, which is attached as Exhibit 99.1.

On May 4, 2011 Regency posted on its website at www.regencycenters.com the supplemental information for the three months ended March 31, 2011 which is attached as Exhibit 99.2.

On May 4, 2011 Regency posted on its website at www.regencycenters.com the capital availability as of May 3, 2011 which is attached as Exhibit 99.3.

Item 8.01 Other Events

On May 4, 2011 Regency announced its accounting for its non-qualified deferred compensation plan (“NQDCP”) was being reviewed.

The Company maintains a NQDCP that allows select employees and directors to defer part or all of their salary, cash bonus, and vested restricted stock awards. All contributions to the participants’ accounts vest immediately. In accordance with the terms of the NQDCP, all deferred salary, bonus and stock have been placed in a Rabbi trust. The assets in the Rabbi trust remain subject to the claims of creditors of the Company and are not the property of the participant. The NQDCP has 21 investment choices that mirror the choices of the Company’s 401(k) and profit sharing plan, which includes mutual funds and the Regency Centers common stock fund.

In preparing its financial statements as of and for the three months ended March 31, 2011, the Company identified an error related to the accounting for its NQDCP. The Company determined that it did not properly account for the investment assets and the Company’s common stock held in the Rabbi trust on the Consolidated Balance Sheets, as well as the realized and unrealized gains and losses within the consolidated statements of operations. The issue relates to mark-to-market accounting on stock awards that were deferred into the NQDCP. The Company is still reviewing the accounting treatment for the NQDCP and expects to recognize further non-cash adjustments to net income. The Company’s net income is subject to change based upon the completion of its review; however, the Company does not anticipate any change to its FFO or Recurring FFO. The Company will file its Form 10-Q as soon as it has finalized its review.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Earnings release issued by Regency on May 4, 2011, for the three months ended March 31, 2011.

Exhibit 99.2	Supplemental information posted on its website on May 4, 2011, for the three months ended March 31, 2011.

Exhibit 99.3	Capital availability posted on its website on May 4, 2011, as of May 3, 2011.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION
(registrant)

Date: May 4, 2011	By:	/s/ J. Christian Leavitt
J. Christian Leavitt, Senior Vice President,
Finance and Principal Accounting Officer

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